SUBSCRIPTION AGREEMENT

      THIS SUBSCRIPTION AGREEMENT (this "Agreement"), dated as of _________, 2005, by and among Canwest Petroleum Corporation, a Colorado corporation (the "Company"), and the subscribers identified on the signature page hereto (each a "Subscriber" and collectively "Subscribers").

      WHEREAS, the Company and the Subscribers are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the provisions of Section 4(2), Section 4(6) and/or Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "1933 Act").

      WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Subscribers, as provided herein, and the Subscribers, in the aggregate, shall purchase up to Five Million Two Hundred Thousand Dollars ($5,200,000) (the "Purchase Price") of principal amount of 8% secured convertible promissory notes of the Company ("Note" or "Notes"), in the form attached hereto as Exhibit A. The offer, purchase and sale of the Notes pursuant to the terms of this Agreement are referred to as the "Offering." The Notes will be guaranteed, and the guarantee on the Notes will be secured by certain property, as described in the form of Security Agreement attached hereto as Exhibit B. The Notes are convertible into shares of the Company's common stock, $.001 par value (the "Common Stock") at a per share conversion price set forth in the Note. Share purchase warrants (the "Warrants") in the form attached hereto as Exhibit C to purchase shares of Common Stock (the "Warrant Shares") will be issued in connection with the Notes, as described below. The Notes, shares of Common Stock issuable upon conversion of the Notes (the "Shares"), the Warrants and the Warrant Shares are collectively referred to herein as the "Securities"; and

      WHEREAS, the aggregate proceeds of the sale of the Notes contemplated hereby shall be held in escrow pursuant to the terms of an Escrow Agreement to be executed by the parties substantially in the form attached hereto as Exhibit D (the "Escrow Agreement") by and among the Company, Township (as defined below), Subscribers and Burns, Figa & Will, P.C. (the "Escrow Agent"). Subscribers must sign the Escrow Agreement and wire funds to:

      Colorado Business Bank
      Routing Number (ABA Number) 102003206

      Account Name: Burns, Figa & Will, P.C. COLTAF Trust Account
      Account Number: 3163601 (Please note- no Swift Code necessary)

      NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement, the Company and the Subscribers hereby agree as follows:

            1. Closing. The consummation of the transactions contemplated herein shall take place at the offices of Burns, Figa & Will, P.C., 6400 S. Fiddlers Green Circle, Suite 1030, Englewood, CO 80111 upon the satisfaction of all conditions to Closing set forth in this Agreement ("Closing Date"). Subject to the satisfaction or waiver of the terms and conditions of this Agreement, on the Closing Date, each Subscriber shall purchase and the Company shall sell to each Subscriber a Note in the principal amount designated on the signature page hereto for the consideration set forth on the signature page hereto.

            2. Use of Proceeds. The proceeds of this Offering will be used by the Company to attempt to purchase through its wholly owned subsidiary, Township Petroleum Corporation ("Township"), certain oil sands rights (the "Rights"), as itemized and as described on Exhibit E.


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            3. Description of Refund Amount under Notes/Bonus Shares/Issuance of
Warrants.

                  (a) If Township is not successful on any of its bids to acquire Rights, then any funds which are not used for the acquisition of Rights or for the payment of fees in connection with the bidding process (the "Refund Amount"), will be returned to the Escrow Agent as described in Exhibit D. The Escrow Agent, pursuant to the Escrow Agreement, will pay the Refund Amount proportionately to the Subscribers. Such Refund Amount will be deducted from the Principal Sum owing under the Notes and no interest shall be payable on the Refund Amount which is deducted from the Principal Sum pursuant to the Notes. In lieu of interest on the Refund Amount which is deducted from the Principal Sum the Company will issue to a Subscriber, within 10 days of Subscriber's receipt of the Refund Amount, 10% of the Refund Amount allocable to Notes held by each such Subscriber, payable in shares of the Company's common stock at a price per share of $0.40 (the "Bonus Shares").

                  (b) Within 10 days of the sale of the Rights to Township, the Company will issue and deliver the Warrants to the Subscribers. One Warrant will be issued for each $0.40 of "Adjusted Purchase Price" outstanding on the Notes. "Adjusted Purchase Price" means all remaining principal on the Notes after allocation of all Refund Amounts. Each Warrant shall be exercisable to purchase one Warrant Share at an exercise price of $0.55, subject to reduction as described in the Warrant. The Warrants shall be exercisable until two years after the issue date.

                  (c) Subscribers should be aware that, until the Company increases its authorized capital, the Company is not able to reserve sufficient shares for the conversion of the Notes and the exercise of the Warrants. The Company has called for a shareholders meeting to be held September 19, 2005, at which shareholders will vote on a proposal to increase its authorized capital to 250,000,000 shares of Common Stock. The preliminary proxy statement describing the proposal was filed with the Securities and Exchange Commission on August 3, 2005. Although management and affiliates of the Company have indicated that they will be voting in favor of the proposals in the preliminary proxy statement and the Company believes the proposal will be approved by shareholders, it does not have proxies in hand to ensure such approval. The Company has been informed that brokerage houses hold discretionary voting rights as to a substantial block of shares held by them. The Company also has been advised that an increase in authorized capital is generally an ordinary resolution by the New York Stock Exchange (the governing authority for the brokerage houses), and it is the policy of the brokerage houses to use discretionary voting rights to vote in favor of the resolutions proposed by management, unless the beneficial shareholder directs them otherwise.

            4. Subscriber's Representations and Warranties. Each Subscriber hereby represents and warrants to and agrees with the Company only as to such Subscriber that:

                  (a) Organization and Standing of the Subscribers. If the Subscriber is an entity, such Subscriber is a corporation, partnership or other entity duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.

                  (b) Authorization and Power. Each Subscriber has the requisite power and authority to enter into and perform this Agreement and to purchase the Notes and Warrants being sold to it hereunder. The execution, delivery and performance of this Agreement by such Subscriber and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate or partnership action, and no further consent or authorization of such Subscriber or its Board of Directors, stockholders, partners, members, as the case may be, is required. This Agreement has been duly authorized, executed and delivered by Subscriber and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Subscriber enforceable against the Subscriber in accordance with the terms thereof.


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(Subscription Agreement)

                  (c) No Conflicts. The execution, delivery and performance of this Agreement and the consummation by Subscriber of the transactions contemplated hereby or relating hereto do not and will not (i) result in a violation of such Subscriber's charter documents or bylaws or other organizational documents or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument or obligation to which such Subscriber is a party or by which its properties or assets are bound, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to such Subscriber or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on such
Subscriber). Such Subscriber is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or to purchase the Notes or acquire the Warrants in accordance with the terms hereof, provided that for purposes of the representation made in this sentence, such Subscriber is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

                  (d) Information on Company. The Subscriber has been furnished with or has had access at the EDGAR Website of the Commission to the Company's Form 10-KSB for the year ended April 30, 2005 as filed with the Commission, together with all subsequently filed Forms 10-QSB, 8-K, and other filings made with the Commission available at the EDGAR website (hereinafter referred to collectively as the "Reports"). The Subscriber has had an opportunity to ask questions and receive answers from representatives of the Company. In addition, the Subscriber has received in writing from the Company such other information concerning its operations, financial condition and other matters as the Subscriber has requested in writing (such other information is collectively, the "Other Written Information"), and considered all factors the Subscriber deems material in deciding on the advisability of investing in the Securities.

                  (e) Information on Subscriber. The Subscriber is, and will be at the time of the conversion of the Notes and exercise of the Warrants, an "accredited investor", as such term is defined in Regulation D promulgated by the Commission under the 1933 Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Subscriber to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. The Subscriber has the authority and is duly and legally qualified to purchase and own the Securities. The Subscriber is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof. The information set forth on the signature page hereto regarding the Subscriber is accurate. The Subscriber is not required to be registered as a broker-dealer under Section 15 of the Securities Exchange Act of 1934, as amended (the "1934 Act") and the Subscriber is not a broker-dealer.

                  (f) Purchase of Notes and Warrants. On the Closing Date, the Subscriber will purchase the Notes and Warrants as principal for its own account for investment only and not with a view toward, or for resale in connection with, the public sale or any distribution thereof.


                                       3
(Subscription Agreement)

                  (g) Compliance with Securities Act. The Subscriber understands and agrees that the Securities have not been registered under the 1933 Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the 1933 Act (based in part on the accuracy of the representations and warranties of Subscriber contained herein), and that such Securities must be held indefinitely unless a subsequent disposition is registered under the 1933 Act or any applicable state securities laws or is exempt from such registration.

                  (h) Shares Legend. The Shares and the Warrant Shares shall bear the following or similar legend:

            "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO CANWEST PETROLEUM CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED."

                  (i) Warrants Legend. The Warrants shall bear the following or similar legend:

            "THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT UNDER SAID ACT OR ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO CANWEST PETROLEUM CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED."

                  (j) Note Legend. The Note shall bear the following legend:

            "THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO CANWEST PETROLEUM CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED."


                                       4
(Subscription Agreement)

                  (k) Communication of Offer. The offer to sell the Securities was directly communicated to the Subscriber by the Company. At no time was the Subscriber presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

                  (l) Authority; Enforceability. This Agreement and other agreements delivered together with this Agreement or in connection herewith have been duly authorized, executed and delivered by the Subscriber and are valid and binding agreements enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity; and Subscriber has full corporate power and authority necessary to enter into this Agreement and such other agreements and to perform its obligations hereunder and under all other agreements entered into by the Subscriber relating hereto.

                  (m) Restricted Securities. Subscriber understands that the Securities have not been registered under the 1933 Act and such Subscriber will not sell, offer to sell, assign, pledge, hypothecate or otherwise transfer any of the Securities unless pursuant to an effective registration statement under the 1933 Act, or unless an exemption from registration is available.
Notwithstanding anything to the contrary contained in this Agreement, such Subscriber may transfer (without restriction and without the need for an opinion of counsel) the Securities to its Affiliates (as defined below) provided that each such Affiliate is an "accredited investor" under Regulation D and such Affiliate agrees to be bound by the terms and conditions of this Agreement. For the purposes of this Agreement, an "Affiliate" of any person or entity means any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with such person or entity. Affiliate includes each subsidiary of the Company. For purposes of this definition, "control" means the power to direct the management and policies of such person or firm, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

                  (n) No Governmental Review. Each Subscriber understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Securities or the suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

                  (o) Correctness of Representations. Each Subscriber represents as to such Subscriber that the foregoing representations and warranties are true and correct as of the date hereof and, unless a Subscriber otherwise notifies the Company prior to the Closing Date shall be true and correct as of the Closing Date.

                  (p) Survival. The foregoing representations and warranties shall survive the Closing Date for a period of three years.

            5. Company Representations and Warranties. The Company represents and warrants to and agrees with each Subscriber that:

                  (a) Due Incorporation. The Company and each of its Subsidiaries is a corporation or other entity duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has the requisite corporate power to own its properties and to carry on its business as presently conducted. The Company and each of its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a Material Adverse Effect. For purposes of this Agreement, a "Material Adverse Effect" shall mean a material adverse effect on the financial condition, results of operations, properties or business of the Company and its Subsidiaries taken as a whole. For purposes of this Agreement, "Subsidiary" means, with respect to any entity at any date, any corporation, limited or general partnership, limited liability company, trust, estate, association, joint venture or other business entity of which more than 50% of (i) the outstanding capital stock having (in the absence of contingencies) ordinary voting power to elect a majority of the board of directors or other managing body of such entity, (ii) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company or (iii) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association or other entity business is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such entity. All the Company's Subsidiaries are listed in the Reports.


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(Subscription Agreement)

                  (b) Outstanding Stock. All issued and outstanding shares of capital stock of the Company has been duly authorized and validly issued and are fully paid and nonassessable.

                  (c) Authority; Enforceability. This Agreement, the Note, the Warrants and the Escrow Agreement, and any other agreements delivered together with this Agreement or in connection herewith (collectively "Transaction Documents") have been duly authorized, executed and delivered by the Company and are valid and binding agreements enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity. The Company has full corporate power and authority necessary to enter into and deliver the Transaction Documents and to perform its obligations thereunder.

                  (d) Additional Issuances. There are no outstanding agreements or preemptive or similar rights affecting the Company's common stock or equity and no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of any shares of common stock or equity of the Company or other equity interest in any of the Subsidiaries of the Company except as described on Schedule 5(d).

                  (e) Consents. No consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company, or any of its Affiliates, the OTC Bulletin Board ("Bulletin Board") nor the Company's shareholders is required for the execution by the Company of the Transaction Documents and compliance and performance by the Company of its obligations under the Transaction Documents, including, without limitation, the issuance and sale of the Securities.

                  (f) No Violation or Conflict. Assuming the representations and warranties of the Subscribers in Section 4 are true and correct, neither the issuance and sale of the Securities nor the performance of the Company's obligations under this Agreement and all other agreements entered into by the Company relating thereto by the Company will:

                        (i) violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (A) the articles or certificate of incorporation, charter or bylaws of the Company,
(B) to the Company's knowledge, any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or over the properties or assets of the Company or any of its Affiliates, (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company or any of its Affiliates is a party, by which the Company or any of its Affiliates is bound, or to which any of the properties of the Company or any of its Affiliates is subject, or (D) the terms of any "lock-up" or similar provision of any underwriting or similar agreement to which the Company, or any of its Affiliates is a party except the violation, conflict, breach, or default of which would not have a Material Adverse Effect; or


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(Subscription Agreement)

                        (ii) result in the creation or imposition of any lien, charge or encumbrance upon the Securities or any of the assets of the Company or any of its Affiliates except as described herein; or

                        (iii) result in the activation of any anti-dilution rights or a reset or repricing of any debt or security instrument of any other creditor or equity holder of the Company, nor result in the acceleration of the due date of any obligation of the Company.

                  (g) The Securities. The Securities upon issuance:

                        (i) are, or will be, free and clear of any security interests, liens, claims or other encumbrances, subject to restrictions upon transfer under the 1933 Act and any applicable state securities laws;

                        (ii) have been, or will be, duly and validly authorized and on the date of issuance of the Shares and upon exercise of the Warrants, the Shares and Warrant Shares will be duly and validly issued, fully paid and nonassessable (after the Company's increase in authorized capital becomes effective) or if registered pursuant to the 1933 Act, and resold pursuant to an effective registration statement and prospectus delivery requirements are satisfied, will be free trading and unrestricted);

                        (iii) will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company;

                        (iv) will not subject the holders thereof to personal liability by reason of being such holders; and

                        (v) assuming the representations warranties of the Subscribers as set forth in Section 4 hereof are true and correct, will not result in a violation of Section 5 under the 1933 Act.

                  (h) Litigation. There is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its Affiliates that would affect the execution by the Company or the performance by the Company of its obligations under the Transaction Documents. Except as disclosed in the Reports or in the schedules hereto, there is no pending or, to the best knowledge of the Company, basis for or threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its Affiliates which litigation if adversely determined would have a Material Adverse Effect.

                  (i) Reporting Company. The Company is a publicly-held company subject to reporting obligations pursuant to Section 13 of the 1934 Act and has a class of common shares registered pursuant to Section 12(g) of the 1934 Act. Pursuant to the provisions of the 1934 Act, the Company has filed all reports and other materials required to be filed thereunder with the Commission during the preceding twelve months.


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(Subscription Agreement)

                  (j) No Market Manipulation. The Company and its Affiliates have not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Securities or affect the price at which the Securities may be issued or resold.

                  (k) Information Concerning Company. The Reports contain all material information relating to the Company and its operations and financial condition as of their respective dates which information is required to be disclosed therein. Since the date of the financial statements included in the Reports, and except as modified in the Other Written Information or in the Schedules hereto, there has been no Material Adverse Event relating to the Company's business, financial condition or affairs not disclosed in the Reports. The Reports do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made.

                  (l) Stop Transfer. The Company will not issue any stop transfer order or other order impeding the sale, resale or delivery of any of the Securities, except as may be required by any applicable federal or state securities laws and unless contemporaneous notice of such instruction is given to the Subscriber.

                  (m) Defaults. The Company is not in violation of its articles of incorporation or bylaws. The Company is (i) not in default under or in violation of any other material agreement or instrument to which it is a party or by which it or any of its properties are bound or affected, which default or violation would have a Material Adverse Effect, (ii) not in default with respect to any order of any court, arbitrator or governmental body or subject to or party to any order of any court or governmental authority arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters, or (iii) to the Company's knowledge not in violation of any statute, rule or regulation of any governmental authority which violation would have a Material Adverse Effect.

                  (n) No General Solicitation. Neither the Company, nor any of its Affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities.

                  (o) Listing. The Common Stock is quoted on the Bulletin Board. The Company has not received any oral or written notice that the Common Stock is not eligible nor will become ineligible for quotation on the Bulletin Board nor that the Common Stock does not meet all requirements for the continuation of such quotation and the Company satisfies all the requirements for the continued quotation of the Common Stock on the Bulletin Board.

                  (p) No Undisclosed Liabilities. The Company has no liabilities or obligations which are material, individually or in the aggregate, which are not disclosed in the Reports and Other Written Information, other than those incurred in the ordinary course of the Company's businesses since April 30, 2005 and which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.


                                       8
(Subscription Agreement)

                  (q) Capitalization. The authorized and outstanding capital stock of the Company as of the date of this Agreement and the Closing Date (not including the Securities) are set forth on Schedule 5(d). Except as set forth on
Schedule 5(d), there are no options, warrants, or rights to subscribe to, securities, rights or obligations convertible into or exchangeable for or giving any right to subscribe for any shares of capital stock of the Company. All of the outstanding shares of Common Stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable.

                  (r) Dilution. The Company's executive officers and directors understand the nature of the Securities being sold hereby and recognize that the issuance of the Securities will have a potential dilutive effect on the equity holdings of other holders of the Company's equity or rights to receive equity of the Company. The board of directors of the Company has concluded, in its good faith business judgment that the issuance of the Securities is in the best interests of the Company. The Company specifically acknowledges that its obligation to issue the Shares upon conversion of the Notes, and the Warrant Shares upon exercise of the Warrants is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company or parties entitled to receive equity of the Company.

                  (s) Correctness of Representations. The Company represents that the foregoing representations and warranties are true and correct as of the date hereof in all material respects, and, unless the Company otherwise notifies the Subscribers prior to the Closing Date, shall be true and correct in all material respects as of the Closing Date.

                  (t) Survival. The foregoing representations and warranties shall survive the Closing Date for a period of three years.

            6. Regulation D Offering. The offer and issuance of the Securities to the Subscribers is being made pursuant to the exemption from the registration provisions of the 1933 Act afforded by Section 4(2) or Section 4(6) of the 1933 Act and/or Rule 506 of Regulation D promulgated thereunder.

            7.1. Conversion of Note.

                  (a) Upon the conversion of a Note or part thereof, the Company shall, at its own cost and expense, take all necessary action to assure that the Company's transfer agent shall issue stock certificates in the name of Subscriber (or its nominee) or such other persons as designated by Subscriber and in such denominations to be specified at conversion representing the number of shares of Common Stock issuable upon such conversion.

                  (b) Subscriber will give notice of its decision to exercise its right to convert the Note, interest, any sum due to the Subscriber under the Transaction Documents, or part thereof by telecopying an executed and completed Notice of Conversion (a form of which is annexed as Exhibit A to the Note) to the Company via confirmed telecopier transmission or otherwise pursuant to
Section 13(a) of this Agreement. The Subscriber will not be required to surrender the Note until the Note has been fully converted or satisfied. Each date on which a Notice of Conversion is telecopied to the Company in accordance with the provisions hereof shall be deemed a Conversion Date. The Company will itself or cause the Company's transfer agent to transmit the Company's Common Stock certificates representing the Shares issuable upon conversion of the Note to the Subscriber via express courier for receipt by such Subscriber within ten business days after receipt by the Company of the Notice of Conversion (such tenth day being the "Delivery Date"). A Note representing the balance of the Note not so converted will be provided by the Company to the Subscriber if requested by Subscriber, provided the Subscriber delivers the original Note to the Company. In the event that a Subscriber elects not to surrender a Note for reissuance upon partial payment or conversion, the Subscriber hereby indemnifies the Company against any and all loss or damage attributable to a third-party claim in an amount in excess of the actual amount then due under the Note.


                                       9
(Subscription Agreement)

                  (c) Nothing contained herein or in any document referred to herein or delivered in connection herewith shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest or dividends required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to the Subscriber and thus refunded to the Company.

            7.2. Maximum Conversion. The Subscriber shall not be entitled to convert on a Conversion Date that amount of the Note in connection with that number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of common stock beneficially owned by the Subscriber and its Affiliates on a Conversion Date, and (ii) the number of shares of Common Stock issuable upon the conversion of the Note with respect to which the determination of this provision is being made on a Conversion Date, which would result in beneficial ownership by the Subscriber and its Affiliates of more than 4.99% of the outstanding shares of common stock of the Company on such Conversion Date. For the purposes of the provision to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder. Subject to the foregoing, the Subscriber shall not be limited to aggregate conversions of only 4.99% and aggregate conversions by the Subscriber may exceed 4.99%. The Subscriber may waive the conversion limitation described in this
Section 7.2, in whole or in part, or increase the permitted beneficial ownership amount upon and effective after 61 days prior written notice to the Company. The Subscriber may allocate which of the equity of the Company deemed beneficially owned by the Subscriber shall be included in the 4.99% amount described above and which shall be allocated to the excess above 4.99%.

            7.3. No Conversion Until Increase in Authorized Capital. The Subscriber understands and acknowledges that none of the principal or interest under the Notes may be converted until the Company has increased its authorized capital.

            8. Finder's Fee. The Company on the one hand, and each Subscriber (for himself only) on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any persons claiming brokerage commissions or finder's fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby and arising out of such party's actions. The Company represents that there are no other parties entitled to receive fees, commissions, or similar payments in connection with the Offering except as described on Schedule 8(a) hereto.

            9. Registration Rights.

            9.1 Mandatory Registration. If Township acquires any Rights to Posted Lands (as described on Exhibit E), then the Company shall prepare and file with the Securities and Exchange Commission (the "Commission"), no later than 60 days after the date the first Rights are acquired by Township (the "Filing Date"), a registration statement covering the resale of the following securities under the Securities Act (the "Registration Statement"): (i) the number of shares of Common Stock into which the Notes could be converted (whether as conversion of the principal sum under the Notes or any Bonus Shares issuable thereunder and as defined thereunder); plus (ii) the number of shares issuable as interest on the Notes for one year from issuance of the Notes; plus
(iii) the number of shares of Common Stock underlying the Warrants; plus (iv) any Initial Penalty Shares and Periodic Penalty Shares (both as defined below). The shares described in (i) thru (iv) are collectively referred to as the Registrable Securities. In the event that the Company does not file the Registration Statement by the Filing Date, the Company shall pay to the Subscriber a penalty of 2% of the principal sum and accrued interest, for each 30 day period thereafter (or pro rata based upon the date that the Registration Statement is filed) in the same manner as the Periodic Penalty Shares are paid, as described below. Such penalty will be paid in shares of the Common Stock (the "Initial Penalty Shares"), with the price per share determined by reference to the date such Initial Penalty Shares are accrued. Notwithstanding the foregoing, the amounts payable by the Company pursuant to this provision shall not be payable to the extent any delay in the effectiveness of the Registration Statement occurs because of an act of, or a failure to act, or a failure to act timely by the Subscriber or its counsel.


                                       10
(Subscription Agreement)

            9.2 Piggyback Rights for Bonus Shares. In the event no Rights are acquired by Township, and therefore section 9.1 mandatory registration does not apply, then the Bonus Shares shall have piggyback registration rights pursuant to which Can West will register the Bonus Shares for resale, as follows: If CanWest files a resale registration statement on Form SB-2 at any time 60 days after the issuance of the Bonus Shares, then CanWest shall include the Bonus Shares in such registration statement, subject to customary underwriter cutbacks and receipt by CanWest of appropriate information and representations from holders of the Bonus Shares. This piggyback registration right shall expire once holders of the Bonus Shares are eligible to sell the Bonus Shares pursuant to Rule 144 under the Securities Act of 1933.

            9.3 Payments by the Company. If the Registration Statement covering the Registrable Securities required to be filed by the Company pursuant to
Section 9.1 hereof is not effective within 120 days after the Filing Date (the "Initial Date"), then the Company will make periodic penalty payments to the Investor as described below. The amount to be paid by the Company to the Investor shall be determined as of each Computation Date (as defined below), and such amount shall be equal to2% of the principal sum and the accrued interest on the Notes (the "Outstanding Balance") for the period from the first Computation Date to the second Computation Date, and 2% of the Outstanding Balance for each Computation Date thereafter, pro rata to the date that the Registration Statement is declared effective by the Commission. Such penalty will be paid in shares of Common Stock (the "Periodic Penalty Shares"), with the price per share determined by reference to each date the Periodic Penalty Shares are accrued. Notwithstanding the foregoing, the amounts payable by the Company pursuant to this provision shall not be payable to the extent any delay in the effectiveness of the Registration Statement occurs because of an act of, or a failure to act, or a failure to act timely by the Investor or its counsel.

            "Computation Date" means the date which is 120 days after the Filing Date, if the Registration Statement has not theretofore been declared effective by the Commission, each date which is 30 days after the previous Computation Date until such Registration Statement is so declared effective.

            9.3 Registration Procedures. The Company shall use its best efforts to:

                  (a) Prepare and file with the Commission the Registration Statement, cause the Registration Statement to become effective under the Securities Act as soon as practicable after the filing thereof, and keep the Registration Statement effective under the Securities Act until the date on which all Subscribers can sell the Registrable Securities pursuant to Rule 144 of the Securities Act without restriction under Rule 144(e) thereof.


                                       11
(Subscription Agreement)

                  (b) Prepare and file with the Commission such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective under the Securities Act at all times until the date on which all Subscribers can sell the Registrable Securities pursuant to Rule 144 of the Securities Act without restriction under Rule 144(e) thereof, and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Registration Statement.

                  (c) Furnish promptly to the Subscribers such numbers of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto, in conformity with the requirements of the Securities Act, and such other documents as the Subscribers may reasonably request in order to facilitate the disposition of Registrable Securities.

                  (d) Register and qualify the securities covered by the Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Subscribers, and prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements and take such other actions as may be necessary to maintain such registration and qualification in effect at all times until the date on which all Subscribers can sell the Registrable Securities pursuant to Rule 144 of the Securities Act without restriction under Rule 144(e) thereof, and to take all other actions necessary or advisable to enable the disposition of such securities in such jurisdictions; provided, however, that the Company shall be required to file only in such states where such registration would not be unreasonably expensive or burdensome; and provided further that the Company shall not be required in connection therewith, or as a condition thereto, to qualify to do business or to file a general consent to service of process in any such states or jurisdictions or to provide any undertaking or make any change in its charter or by-laws which the Board of Directors determines to be contrary to the best interest of the Company and its stockholders.

                  (e) Notify the Subscribers, at any time when a prospectus relating to Registrable Securities covered by the Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Company shall promptly amend or supplement the Registration Statement to correct any such untrue statement or omission.

                  (f) Notify the Subscribers of the issuance by the Commission or any state securities commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for such purpose. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible time.

                  (g) Permit a single firm of counsel designated by the holders of a majority in interest of the Registrable Securities to review the Registration Statement and all amendments and supplements thereto a reasonable period of time prior to their filing, and not file any document in a form to which such counsel reasonably objects.

                  (h) If the Common Stock is then listed on a national securities exchange, cause the Registrable Securities to be listed on such exchange. If the Common Stock is not then listed on a national securities exchange, facilitate the reporting of the Registrable Securities on the Nasdaq Over the Counter Bulletin Board, the Nasdaq SmallCap Market, or the Nasdaq National Market, as applicable.

                  (i) Provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement under the Securities Act.


                                       12
(Subscription Agreement)

                  (j) Take all actions reasonably necessary to facilitate the timely preparation and delivery of certificates bearing, as provided in the Subscription Agreement, representing the Registrable Securities to be sold pursuant to the Registration Statement and to enable such certificates to be in such denominations and registered in such names as the Subscribers or any underwriters may reasonably request.

                  (k) Take all other reasonable actions necessary to expedite and facilitate disposition by the Subscribers of the Registrable Securities pursuant to the Registration Statement.

            9.4. Indemnification and Contribution.

                  (a) In the event of a registration of any Registrable Securities under the 1933 Act pursuant to Section 11, the Company will, to the extent permitted by law, indemnify and hold harmless the Seller, each officer of the Seller, each director of the Seller, each underwriter of such Registrable Securities thereunder and each other person, if any, who controls such Seller or underwriter within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which the Seller, or such underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities was registered under the 1933 Act pursuant to Section 11, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made, and will subject to the provisions of
Section 11.4 reimburse the Seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to the Seller to the extent that any such damages arise out of or are based upon an untrue statement or omission made in any preliminary prospectus if (i) the Seller failed to send or deliver a copy of the final prospectus delivered by the Company to the Seller with or prior to the delivery of written confirmation of the sale by the Seller to the person asserting the claim from which such damages arise, (ii) the final prospectus would have corrected such untrue statement or alleged untrue statement or such omission or alleged omission, or (iii) to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such Seller, or any such controlling person.

                  (b) In the event of a registration of any of the Registrable Securities under the 1933 Act pursuant to Section 11, each Seller severally but not jointly will, to the extent permitted by law, indemnify and hold harmless the Company, and each person, if any, who controls the Company within the meaning of the 1933 Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the 1933 Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the 1933 Act pursuant to Section 11, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such Seller, as such, furnished to the Company by such Seller.


                                       13
(Subscription Agreement)

                  (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 9.4 and shall only relieve it from any liability which it may have to such indemnified party under this Section 9.4, except and only if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 11.6(c) for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified parties, as a group, shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

                  (d) In order to provide for just and equitable contribution in the event of joint liability under the 1933 Act in any case in which either (i) a Seller, or any controlling person of a Seller, makes a claim for indemnification pursuant to this Section 9.4 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 9.4 provides for indemnification in such case, or (ii) contribution under the 1933 Act may be required on the part of the Seller or controlling person of the Seller in circumstances for which indemnification is not provided under this Section 9.4; then, and in each such case, the Company and the Seller will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Seller is responsible only for the portion represented by the percentage that the public offering price of its securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, provided, however, that, in any such case, (y) the Seller will not be required to contribute any amount in excess of the public offering price of all such securities sold by it pursuant to such registration statement; and (z) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 9.4 of the 1933 Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.


                                       14
(Subscription Agreement)

            10. Participation Rights

      Except for Excepted Issuances (as defined below), if the Company shall offer, issue or agree to issue (at any time while the Notes or Warrants are outstanding) any common stock or securities convertible into or exercisable for shares of common stock (or modify any of the foregoing which may be outstanding) to any person or entity at a price per share or conversion or exercise price per share which shall be less than the Conversion Price in respect of the Shares, or if less than the Warrant exercise price in respect of the Warrant Shares, without the consent of each Subscriber holding Notes or Warrants then the Conversion Price and Warrant Exercise Price shall automatically be reduced to such other lower price per share. If as a result of the reduction in Conversion Price more shares are issued than covered in a registration statement, then the shares not covered by the registration statement shall have piggy-back registration rights.

      Excepted Issuances is defined as and includes: (A) the conversion of the Notes or the exercise of the Warrants (B) the exercise of any warrants, options, convertible notes or other derivative securities outstanding on the Closing Date, (C) the issuance (at issuance or exercise prices at or above fair market value) of Common Stock, stock awards or options under, or the exercise of any options granted pursuant to, any Board-approved employee stock option or bonus or similar plan for the issuance of options or capital stock of the Corporation,
(D) the issuance of shares of Common Stock in connection with a bona-fide strategic transaction, partnership or acquisition, (E) the issuance of shares of Common Stock in connection with a bona-fide public offering or (F) the issuance of shares of Common Stock pursuant to a stock split, combination or subdivision of the outstanding shares of Common Stock.

            11. Miscellaneous.

                  (a)  Notices.  All  notices,  demands,   requests,   consents,
approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served,
(ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Company, to: Canwest Petroleum Corporation, 206-475 Howe Street, Vancouver, British Columbia, Canada V6C 2B3,
Attn: Thornton J. Donaldson , CEO, telecopier number: (604) 687-8789, with an additional copy only to: George Orr, Suite 420-475 Howe Street, Vancouver, British Columbia, Canada V6C 2B3, telecopier number: (604) 606-7980, and (ii) if to the Subscribers, to: the one or more addresses and telecopier numbers indicated on the signature pages hereto.

                  (b) Entire Agreement; Assignment. This Agreement and other documents delivered in connection herewith represent the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties. Neither the Company nor the Subscribers have relied on any representations not contained or referred to in this Agreement and the documents delivered herewith. No right or obligation of the Company shall be assigned without prior notice to and the written consent of the Subscribers.


                                       15
(Subscription Agreement)

                  (c) Counterparts/Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile signature and delivered by facsimile transmission.

                  (d) Law Governing this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado without regard to conflicts of laws principles that would result in the application of the substantive laws of another jurisdiction. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of Colorado or in the federal courts located in the state of Colorado. The parties and the individuals executing this Agreement and other agreements referred to herein or delivered in connection herewith on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

                  (e) Specific Enforcement, Consent to Jurisdiction. The Company and Subscriber acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to one or more preliminary and final injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity. Subject to Section 10(d) hereof, each of the Company, Subscriber and any signator hereto in his personal capacity hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction in New York of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.


                                       16
(Subscription Agreement)

                  (f) Independent Nature of Subscribers. The Company acknowledges that the obligations of each Subscriber under the Transaction Documents are several and not joint with the obligations of any other Subscriber, and no Subscriber shall be responsible in any way for the performance of the obligations of any other Subscriber under the Transaction Documents. The Company acknowledges that each Subscriber has represented that the decision of each Subscriber to purchase Securities has been made by such Subscriber independently of any other Subscriber and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any other Subscriber or by any agent or employee of any other Subscriber, and no Subscriber or any of its agents or employees shall have any liability to any Subscriber (or any other person) relating to or arising from any such information, materials, statements or opinions. The Company acknowledges that nothing contained in any Transaction Document, and no action taken by any Subscriber pursuant hereto or thereto (including, but not limited to, the (i) inclusion of a Subscriber in the Registration Statement and (ii) review by, and consent to, such Registration Statement by a Subscriber) shall be deemed to constitute the Subscribers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Subscribers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. The Company acknowledges that each Subscriber shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of the Transaction Documents, and it shall not be necessary for any other Subscriber to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that it has elected to provide all Subscribers with the same terms and Transaction Documents for the convenience of the Company and not because Company was required or requested to do so by the Subscribers. The Company acknowledges that such procedure with respect to the Transaction Documents in no way creates a presumption that the Subscribers are in any way acting in concert or as a group with respect to the Transaction Documents or the transactions contemplated thereby.

                      [THIS SPACE INTENTIONALLY LEFT BLANK]


                                       17
(Subscription Agreement)

                    SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

      Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

                                                 CANWEST PETROLEUM CORPORATION
                                                 a Colorado corporation


                                                 By: ___________________________
                                                     Name: Thornton J. Donaldson
                                                     Title: CEO

                                                 Dated: __________, 2005

--------------------------------------------------------------------------------
SUBSCRIBER                                                    NOTE PRINCIPAL
--------------------------------------------------------------------------------
                                                              $____________


_____________________________________
(Signature)
By:
--------------------------------------------------------------------------------

                         LIST OF EXHIBITS AND SCHEDULES

            Exhibit A               Form of Note

            Exhibit B               Form of Security Agreement

            Exhibit C               Form of Warrant

            Exhibit D               Escrow Agreement

            Exhibit E               Use of Proceeds

            Schedule 5(d)           Additional Issuances / Capitalization

            Schedule 8(a)           Finder's Fee and Recipients

                                  SCHEDULE 8(a)

                                     FINDERS

The Company may pay finder's fees on the introduction by a finder of Subscribers in this Offering to the Company. The maximum finder's fee to be paid on subscriptions shall be 7.5% on funds actually used to purchase Rights (and not refunded as a Refund Amount). The maximum finder's fee to be paid on subscriptions that are returned to Subscribers in the form of a Refund Amount shall be 3.75%. All finder's fees shall be paid in shares of CanWest common stock at a price per share of $0.45, and will be issued after the Refund Amount is received by the Escrow Agent (once the Refund Amount and number of Bonus Shares are determined and distributed). All shares issued as finder's fees shall have the same registration rights as Bonus Shares under Section 9.

In addition, each finder has been granted a royalty of $0.01 Canadian per Barrel (as defined below) on each US$1,000,000 introduced to the Company by that finder and used by the Company (through Township) to purchase Rights, and not returned to Subscribers in the form of a Refund Amount. A Barrel is defined as each barrel of crude bitumen produced, saved and sold from the oil sands leases acquired by Township under the Rights.